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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): MAY 25, 2005

                      WILLIAMS SCOTSMAN INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                    033-78954                  52-1862719
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


      8211 TOWN CENTER DRIVE, BALTIMORE, MARYLAND                 21236
       (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (410) 931-6000

                             SCOTSMAN HOLDINGS, INC.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year.

         On May 25, 2005, Williams Scotsman International, Inc., formerly known as Scotsman Holdings, Inc. (the "Company"), filed with the Secretary of State of the State of Delaware a Certificate of Amendment of its Certificate of Incorporation. The amendment changed the name of the Company from "Scotsman Holdings, Inc." to "Williams Scotsman International, Inc." A copy of the Certificate of Amendment of the Certificate of Incorporation is filed as Exhibit 3(i) hereto and incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

EXHIBIT
NUMBER                        DESCRIPTION
------                        -----------

 3(i) Certificate of Amendment of Certificate of Incorporation of Scotsman Holdings, Inc., dated May 25, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2005

                                       WILLIAMS SCOTSMAN INTERNATIONAL, INC.

                                       By: /s/ John B. Ross
                                           ---------------------------------
                                           Name:   John B. Ross
                                           Title:  Vice President, General
                                                   Counsel and Secretary




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION
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 3(i)       Certificate of Amendment of Certificate of Incorporation of
            Scotsman Holdings, Inc., dated May 25, 2005.




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